Exhibit 32.2

CERTIFICATION OF

CHIEF FINANCIAL OFFICER

OF MILLER EXPLORATION COMPANY

PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Miller Exploration Company (the “Company”) on Form 10-Q for the quarter ended June 30, 2003, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Deanna L. Cannon, Chief Financial Officer of the Company, certify pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002,

1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Deanna L. Cannon
Deanna L. Cannon
Chief Financial Officer
August 14, 2003

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